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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-40568 and No. 33-40406) of Advanced Medical, Inc. of our report dated March 19, 1996 appearing on page 25 of this Form 10-K.




PRICE WATERHOUSE LLP

San Diego, California
March 28, 1996